THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated April 30, 2008

With respect to

Thrivent Income Portfolio

and

Thrivent Diversified Income Plus Portfolio

The “Portfolio Management” section of the prospectus is amended.

Thrivent Income Portfolio

The description under Thrivent Income Portfolio is deleted and replaced with the following:

Stephen D. Lowe, CFA has served as the portfolio manager of Thrivent Income Portfolio since 2009. He has also been a senior portfolio manager of the high yield portion of Thrivent Financial’s general account since 2005. Prior to this position, he was, since 2004, a high yield research manager and, since 2002, an associate portfolio manager of the high yield portion of the general account. He has been with Thrivent Financial since 1997.

Thrivent Diversified Income Plus Portfolio

The first paragraph under Thrivent Diversified Income Plus Portfolio is deleted and replaced with the following:

Mark L. Simenstad, CFA, David R. Spangler, CFA, Kevin R. Brimmer, FSA and Paul J. Ocenasek, CFA serve as portfolio co-managers of the Thrivent Diversified Income Plus Portfolio.

In addition, the fifth paragraph under Thrivent Diversified Income Plus Portfolio is deleted and replaced with the following:

Paul J. Ocenasek, CFA has been with Thrivent Financial since 1987 and has been a portfolio manager since 1997 of other Thrivent mutual funds, including the High Yield Portfolio and the Income Portfolio.

The date of this Supplement is February 17, 2009

Please include this Supplement with your Prospectus

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